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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2005

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                       BANC OF AMERICA FUNDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

           DELAWARE                           333-121559                           56-1930085
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)


                             214 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            (ADDRESS AND ZIP CODE OF
                          PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (704) 386-2400

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits

    99.1    Computational Materials, Structural Term Sheets and Collateral Term
            Sheets prepared by Banc of America Securities LLC in connection with
            Banc of America Funding 2005-D Trust, Mortgage Pass-Through
            Certificates, Series 2005-D

    99.2    Computational Materials, Structural Term Sheets and Collateral Term
            Sheets prepared by Banc of America Securities LLC in connection with
            Banc of America Funding 2005-D Trust, Mortgage Pass-Through
            Certificates, Series 2005-D

                            Signature page to follow

                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2005

                                             BANC OF AMERICA FUNDING CORPORATION

                                             By: /s/ Scott Evans
                                                 -------------------------------
                                                 Scott Evans
                                                 Senior Vice President